June 27, 2003

Aeroflex Incorporated
   and MCE Acquisition Corporation
35 South Service Road
Plainview, New York  11803
Attn.:  Michael Gorin, President

MCE Technologies, Inc.
310 Dino Drive
Ann Arbor, Michigan  48103
Attn:  John L. Smucker, President

             Re:  MCE / AEROFLEX
                  Shareholder Voting Agreement and Irrevocable Proxy
                  --------------------------------------------------

Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, among MCE Technologies, Inc., a Michigan corporation ("MCE"), Michael J. Endres, on behalf of the shareholders and warrantholders of MCE (the "Shareholders' Representative"), MCE Acquisition Corporation, a Michigan corporation ("Acquisition"), and Aeroflex Incorporated, a Delaware corporation ("Aeroflex").

         Unless otherwise indicated or specifically defined, all capitalized terms used herein shall have the meaning ascribed to them in the Merger Agreement.

         This letter agreement is the Shareholder Voting Agreement described in
Section 6.5 of the Merger Agreement. As an essential condition and inducement to Aeroflex and Acquisition to enter into the Merger Agreement and in consideration therefor, the undersigned has agreed to enter into this Agreement

         To that end, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Voting of Shares.
            ----------------

                  (a) Voting Agreement. The undersigned hereby agrees, during
                      ----------------
the period commencing on the date hereof and continuing until termination in accordance with Section 4 hereof (the "Voting Period"), to (i) appear or cause the holder of record on any applicable record date (the "Record Holder") to appear for the purpose of obtaining a quorum at any annual or special meeting of shareholders of MCE and at any adjournment thereof at which matters


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relating to the Merger, Merger Agreement, or any transaction contemplated thereby are considered, and (b) vote, or cause the Record Holder to vote, in person or by proxy, at a meeting or by written consent, all of the MCE Shares owned by the undersigned, or with respect to which the undersigned has or shares voting poweror control, and all of the MCE Shares which shall, or with respect to which voting power or control shall, hereafter be acquired by the undersigned (collectively, the "Covered Shares") in favor of the Merger, the Merger Agreement and the transactions contemplated thereby; provided that the Shareholders shall not be required to take the aforementioned actions in the event that there is a Change in MCE Recommendation.

                  (b) Grant of Irrevocable Proxy.
                      --------------------------

               (i) The undersigned hereby appoints Aeroflex and any designee of Aeroflex, and each of them individually, as the undersigned's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to the Covered Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of the undersigned under this letter agreement. The undersigned shall promptly cause a copy of this letter agreement to be deposited with MCE at its principal place of business. The undersigned shall take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

               (ii) The proxy and power of attorney granted pursuant to this
Section 1(b) by the undersigned shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the undersigned. The power of attorney granted by the undersigned herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of the undersigned. The proxy and power of attorney granted hereunder shall terminate as provided in Section 4.

                  (c) No Inconsistent Agreements. The undersigned hereby covenants and agrees that, except as contemplated by this letter agreement and the Merger Agreement and except as disclosed in the Schedules to the Merger Agreement, the undersigned (i) has not entered, and shall not enter at any time during the Voting Period, into any voting agreement, and (ii) has not granted, and shall not grant at any time during the Voting Period, a proxy or power of attorney, in either case which is inconsistent with this Agreement.

                  (d) No Tranasfer of Shares. The undersigned hereby covenants and agrees that, during the Voting Period, the undersigned shall not, either directly or indirectly, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of any or all of the Covered Shares or any other securities or rights convertible into or exchangeable for the Covered Shares. The undersigned hereby agrees and consents to the entry of stop transfer instructions by MCE against any such Transfer.

         2. Representations and Warranties - Capital Stock. The undersigned
            ------------------------------
represents and warrants to Aeroflex and Acquisition as of the date hereof as follows:

                  (a) Authority. The undersigned has the corporate power or
                      ---------
legal capacity, as applicable, to enter into this letter agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. This letter agreement has been duly and validly executed by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

                  (b) No Conflict. Except as set forth in Schedule 4.4 to the
                      -----------
Merger Agreement:

                    (i) No filing with any governmental authority, and no authorization, consent or approval of any person or entity is necessary for the execution of this letter agreement by the undersigned or the consummation of the transactions contemplated hereby; and

                    (ii) None of the execution and delivery of this letter agreement by the undersigned, the consummation by the undersigned of the transactions contemplated hereby, or compliance by the undersigned with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of the undersigned, if applicable, (B) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract, understanding, agreement or other instrument or obligation to which the undersigned is a party or by which the undersigned or any of the Covered Shares or assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation.

                  (c) Ownership of Shares.
                      -------------------

                    (i) The undersigned has good and valid title to the MCE Shares listed on Schedule 4.3 to the Merger Agreement as being owned by the undersigned and is the sole record and beneficial owner of such MCE Shares, free and clear of any and all liens.

                    (ii) Except as set forth in Schedule 4.3 to the Merger Agreement, the undersigned does not have any rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind authorized or outstanding to purchase or otherwise acquire from the Company or any other Person any capital stock, or other securities or obligations of any kind convertible into or exchangeable for any capital stock, of any class of capital stock of the Company or any other equity interest in the Company.

                    (iii) Except as set forth in Schedule 4.3 to the Merger Agreement, the undersigned is not a party to any proxy, or any agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the ability to transfer or the right to vote any of the undersigned's MCE Shares.

         3. Indemnity. Notwithstanding anything to the contrary in Section 9.7
            ---------
of the Merger Agreement, the undersigned agrees to indemnify and hold harmless the Aeroflex Indemnified


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Parties from and against any Losses which are caused by or arise out of any breach of Section 2(c).

         4. Termination. The agreements set forth in Section 1 shall terminate
            -----------
upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, or (b) the Effective Time. Upon such termination, no party shall have any further obligations or liabilities pursuant to Section 1, provided that no such termination shall relieve any party from liability for any breach of any such agreement prior to such termination.

         5. Enforcement of Agreement. The parties hereto agree that irreparable
            ------------------------
damage would occur in the event that the provisions set forth in Section 1 of this Agreement were not performed in accordance with their specified terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent such breaches and to specific performance of such terms and provisions in addition to any other remedy to which they are entitled at law or in equity.

         6. Miscellaneous.
            -------------

                  (a) Successors and Assigns. This letter agreement shall inure
                      ----------------------
to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and permitted assigns.

                  (b) Entire Agreement. This letter agreement, together with the
                      ----------------
Merger Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (c) Construction. The captions in this letter agreement are
                      ------------
for convenience only, and shall not be considered a part of or affect the construction or interpretation of any provision of this letter agreement. As used herein, unless the context otherwise requires all references to "Section" are to a section of this letter agreement.

                  (d) Counterparts. This letter agreement may be executed in any
                      ------------
number of counterparts, each of which shall constitute one and the same instrument.

                  (e) Amendment. This letter agreement may not be amended except
                      ---------
by an instrument in writing signed by the parties hereto.

                  (f) Severability. If any term or other provision of this
                      ------------
letter agreement is determined to be invalid, illegal or incapable of being enforced, all other conditions and provisions of this letter agreement shall remain in full force and effect.

                  (g) Notices. All notices, consents, requests, instructions,
                      -------
approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally or sent by certified mail (return receipt


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requested), postage prepaid, recognized national or international air courier or by facsimile transmission electronically confirmed:

                           if to Aeroflex or Acquisition:

                                    Aeroflex Incorporated
                                    35 South Service Road
                                    Plainview, New York 11803
                                    Fax: (516) 694-4823
                                    Attn.:  Michael Gorin, President

                                    with a copy to:

                                    Kramer, Coleman, Wactlar & Lieberman, P.C.
                                    100 Jericho Quadrangle
                                    Jericho, New York 11753
                                    Fax: (516) 822-4824
                                    Attn.: Edward I. Kramer, Esq. or
                                           Edward S. Wactlar, Esq.

                           if to MCE:

                                    MCE Technologies, Inc.
                                    310 Dino Drive
                                    Ann Arbor, MI 48103
                                    Fax: (734) 426-1510
                                    Attn: John L. Smucker, President

                                    with a copy to:

                                    Dykema Gossett PLLC
                                    400 Renaissance Center
                                    Detroit, MI 48243
                                    Fax: (313) 568-6832
                                    Attn: J. Michael Bernard, Esq.

                           if to the undersigned, to the address set forth below the undersigned's signature to this letter agreement,

                                    with a copy to:

                                    Dykema Gossett PLLC
                                    400 Renaissance Center
                                    Detroit, MI 48243
                                    Fax: (313) 568-6832
                                    Attn: J. Michael Bernard, Esq.

or, in each case, at such other address as may be specified in writing to the other parties.

                  (h) Governing Law. Except with respect to the validity of the
                      -------------
Merger and the provisions set forth in Section 1, which shall be governed by Michigan law, this letter agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. For all actions and proceedings, the parties hereby irrevocably and unconditionally (i) consent to the personal jurisdiction of the United States District Court for the Eastern District of New York located in Central Islip, New York, and to the designation of such action as a "Long Island Action," or if subject matter jurisdiction is lacking in such Court, to the jurisdiction of the Supreme Court of the State of New York for the County of Nassau; (ii) agree not to commence any action, suit or proceeding arising out of or relating to this Agreement except in such courts, (iii) agree that service of any process, summons, notice or document sent by U.S. certified mail, return receipt requested, or by nationally recognized overnight courier service to a party at their respective addresses herein provided, shall be legally effective and sufficient for all purposes; and (iv) waive any defense or objection to proceeding in such court, including those objections and defenses based on an alleged lack of personal jurisdiction, improper venue and forum non-conveniens.

                  (i) Officers and Directors. If the undersigned is or becomes
                      ----------------------
during the term hereof a director or officer of MCE, then (i) the undersigned shall not be deemed to have made any agreement or understanding herein in his or her capacity as such director or officer, and (ii) nothing herein will limit or affect, or give rise to any liability to the undersigned by virtue of any actions taken by the undersigned in his or her capacity as an officer or director of MCE in exercising its rights under the Merger Agreement.

                            [SIGNATURES ON NEXT PAGE]

         If the foregoing is acceptable to you, please so indicate by signing this letter in the space provided below and returning such executed copy to the undersigned, whereupon this letter will represent our agreement with respect to the provisions hereof.

                                 Very truly yours,



                                 ---------------------------------
                                 [NAME OF SHAREHOLDER]

                                 Address:
                                        --------------------------

                                 ---------------------------------
                                 Fax:
                                     -----------------------------

Agreed and Accepted:
-------------------

AEROFLEX INCORPORATED

By:
   ---------------------------------
   Its:
       -----------------------------

Dated:  June 27, 2003



MCE ACQUISITION CORPORATION

By:
   ----------------------------------
   Its:
       ------------------------------

Dated:  June 27, 2003



MCE TECHNOLOGIES, INC.

By:
   ----------------------------------
      John L. Smucker, President

Dated:  June 27, 2003